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                                     [LETTERHEAD]





                                   August 26, 1998




Mitchell Hutchins
1285 Avenue of the Americas
New York, New York 10019


  Re: PaineWebber RMA California Municipal Money Fund, a series of the PaineWebber Managed Municipal Trust (the "California Fund")
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       We hereby consent to the filing of this consent as an exhibit to the registration statement on Form N-1A for the California Fund dated as of the date hereof (the "Registration Statement") and to the use of our name as counsel to the California Fund with respect to California law in the Registration Statement and the Prospectus for the California Fund.

                           Very truly yours,


                           /s/ Orrick, Herrington & Sutcliffe LLP

                           Orrick, Herrington & Sutcliffe LLP